UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22620

T. Rowe Price Multi-Sector Account Portfolios, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

High Yield Multi-Sector Account Portfolio	February 28, 2022

T. ROWE PRICE HIGH YIELD MULTI-SECTOR ACCOUNT PORTFOLIO

HIGHLIGHTS

■	The High Yield Multi-Sector Account Portfolio posted a gain during the 12 months ended February 28, 2022, and outperformed its benchmark, the FTSE All BB/B-Rated High-Yield Market Index.

■	Positioning in the building and real estate segment and credit selection in the satellites and energy industries made meaningful contributions to relative performance.

■	We sought to remain as fully invested as possible throughout the period and balanced the portfolio’s underweight to BB rated bonds with an allocation to senior secured floating rate bank loans.

■	Fundamental conditions in the high yield market are extremely favorable due to ample liquidity and interest coverage ratios that are at the best levels in a decade, which reinforce our benign default outlook.

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Market Commentary

Dear Investor

Major stock and bond indexes produced mixed results during your fund’s fiscal year, the 12-month period ended February 28, 2022. Strong corporate earnings growth and a recovering economy contended with worries about inflation, new coronavirus variants, expectations of aggressive central bank tightening, and escalating geopolitical tensions.

Financial markets entered the period on an upbeat note, as the U.S. Congress expanded its coronavirus relief efforts with the passage of the $1.9 trillion American Rescue Plan Act in March. Record levels of fiscal stimulus, combined with an accelerating global vaccine rollout, helped propel a robust economic recovery and a rise in equity indexes. Weekly jobless claims declined steadily to new pandemic-era lows during the second quarter of 2021. The improved labor market and renewed stimulus efforts were reflected in higher consumer spending. A robust increase in corporate earnings growth also drove markets for much of 2021. However, earnings tailwinds showed signs of fading heading into 2022, as certain high-profile companies issued weaker-than-expected earnings reports or financial projections.

Concerns over inflation began to intensify in the latter half of the period. Persistent supply chain problems, including soaring shipping costs, raised prices for both raw materials and finished goods, while the release of pent-up demand for travel, recreation, and other services also pushed prices higher. In the U.S., consumer prices rose by 7.5% in the 12-month period ended in January 2022, the most since 1982.

Meanwhile, central banks began to move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. Federal Reserve officials began tapering the central bank’s purchases of Treasuries and agency mortgage-backed securities in November, and markets priced in a much more aggressive pace of rate hikes than previously expected as inflation remained elevated.

Markets were caught by surprise at the end of the period when Russia launched a large-scale military offensive into Ukraine. Amid the humanitarian crisis caused by the invasion, global equity markets moved sharply lower. Defensive stocks outperformed amid a flight to safety, while energy prices and market volatility spiked. Financials and other cyclicals dependent on a healthy economy underperformed.

In the fixed income market, domestic bond returns were broadly negative over the course of the period, as yields rose across the Treasury yield curve—especially in the intermediate-term portion of the curve—amid expectations of aggressive monetary tightening. (Bond yields and prices move in opposite directions.) Municipal bonds finished the 12-month period with negative results but held up better than Treasuries and the broader U.S. investment-grade taxable bond market, as demand for tax-free income remained strong, new supply was manageable, and state and local governments benefited from an influx of federal cash and stronger-than-expected tax revenues. However, the sector faced headwinds in early 2022 as Treasury yields increased and fund flows turned negative.

Looking ahead, the geopolitical turmoil in Ukraine has understandably raised investor and humanitarian concerns around the globe and increased market volatility and uncertainty. In light of the tragic events unfolding in Ukraine, we believe volatility in the market is likely to continue. Supply chain issues and inflation pressures are also likely to persist for longer, complicating the already difficult task of central banks trying to tackle price pressures and engineer a soft landing. Past performance of markets shows that the beginning of a policy rate-hiking cycle does not necessarily derail the U.S. stock or bond markets, nor the U.S. dollar. However, this past performance does not guarantee that those markets will perform well at the beginning of the next hiking cycle.

On the positive side, we believe that household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that we believe can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

President and CEO

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks high current income and, secondarily, capital appreciation.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The High Yield Multi-Sector Account Portfolio returned 1.04% in the 12 months ended February 28, 2022, outperforming its benchmark, the FTSE All BB/B-Rated High-Yield Market Index. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Credit selection within the BB rating tier—partly due to our overweight positions in fallen angels (issuers that lost their investment-grade credit rating) Occidental Petroleum and DCP Midstream—and the portfolio’s off-benchmark allocations to leveraged loans (also known as bank loans) and convertible preferred securities were important drivers of relative performance. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Security selection and the portfolio’s underweight allocation in the building and real estate segment added value. Credit selection was beneficial largely because we avoided exposure to most Chinese property development companies. Headlines around a potential default by property developer China Evergrande sparked contagion fears and weighed on the performance of the broader Chinese property industry. China Evergrande and Kaisa Group, two of the mainland’s biggest issuers of offshore debt, entered restructuring talks with creditors after defaulting on their bond payments during the fourth quarter. Both companies’ restructurings followed a wave of defaults among smaller developers.

Credit selection in the satellites and energy segments made meaningful contributions to relative performance. In the satellites segment, Intelsat, which operates the world’s first globalized network delivering high-quality, cost-effective video and broadband services anywhere in the world, was a top contributor. Our investment team has closely followed developments in this credit story for several years, and when the company filed for bankruptcy in May 2020, we saw an excellent risk/reward opportunity in the secured part of the capital structure—we only own the company’s secured bonds and loans—based on our fundamental view that the value of the core business is sufficient to cover the company’s secured debt. Progress with creditors’ Plan Support Agreement (PSA) gained momentum in August with the announcement that a four-month mediation process among creditors had resulted in an amended PSA supported by over 75% of Intelsat’s debtholders. The company is now believed to be poised to exit bankruptcy in early 2022.

Our holdings of midstream energy infrastructure corporation Targa Resources added value. Targa’s growth strategy is focused on the best-in-class Permian Basin, where its natural gas and natural gas liquid gathering and processing assets are well integrated with its Gulf Coast downstream assets. As the energy industry faced a second downturn in five years during 2020, Targa took decisive actions that stabilized its liquidity and credit profile, which positioned the company well for the recovery.

Credit selection among cable operators weighed on relative results, largely due to Altice and DISH Network. Altice is a leading provider of cable and mobile services in France, Portugal, Israel, and the Dominican Republic that also has operations in the U.S. The company’s acquisitive owner, who recently took the French business private, finalized a deal during September to acquire a smaller competitor within the French cable market. The acquisition is expected to be financed with additional debt, and the bonds traded down on the news.

Satellite television provider DISH Network experienced weakness amid investors’ worries about the risks created by the company’s use of cash flows from its declining direct broadcast satellite pay-television business to invest heavily in potential future growth.

In the wireless communications segment, wireless carrier T-Mobile was a drag on the portfolio’s relative results. The portfolio’s modest allocation to the company’s common equity has been a long-term holding, but the shares experienced weakness in late 2021 amid fears of increasing competition. Specifically, investors have become concerned that the discounts and bundled plans offered by cable companies trying to expand their wireless businesses could erode T-Mobile’s subscriber growth. However, we believe T-Mobile can continue to gain market share due to its network advantage in 5G technology. Furthermore, the company’s merger with Sprint should dramatically increase free cash flow and facilitate share repurchases. The investment in T-Mobile’s common stock illustrates our willingness to move down the capital structure in high-conviction names. In this case, we believe positive trends could bolster the value of the company’s stock while its bond yields are relatively modest.

How is the fund positioned?

We have increased the portfolio’s exposure to bank loans—which lower its overall sensitivity to interest rate changes due to the floating rate nature of the asset class—amid the potential for higher interest rates.

From a ratings standpoint, the portfolio’s holdings of CCC rated bonds declined by about 200 basis points, partly due to ratings upgrades but also because we took profits in bonds that had reached our valuation targets.

We augmented the portfolio’s holdings in the health care and automotive segments, while reducing our investment in the chemicals industry. In the health care space, we opportunistically increased our investment in global pharmaceutical company Teva Pharmaceutical when the bonds sold off during the period. We also added a couple of hospital names that we expect to benefit from an increase in non-coronavirus-related volumes over the coming quarters. In the automotive segment, a shortage of vehicle inventory has created a supportive backdrop for companies that we believe should bolster their performance over the intermediate term. We trimmed our exposure to the chemicals sector as rising input costs due to higher oil prices are a headwind for companies within the industry.

Collaboration with our equity colleagues enabled us to participate in a private deal with electric vehicle manufacturer Rivian. Our equity platform was a top shareholder of the company’s private equity, which allowed our team to conduct a thorough due diligence process of the private credit deal. Rivian’s successful initial public offering in November provides us with a meaningful cushion of subordinated capital. The company will be the first pure-play electric automobile manufacturer to deliver commercial vehicles through its 100,000 unit contract with Amazon. Commercial vehicles are an attractive, secularly growing end market—one that tends to be underappreciated but profitable. We have a favorable outlook on the potential for electric vehicles to take market share broadly, and this investment provided an opportunity to express that view.

What is portfolio management’s outlook?

Fundamental conditions in the high yield market are extremely favorable due to ample liquidity and interest coverage ratios that are at the best levels in a decade, which reinforce our benign default outlook. From a technical perspective, leveraged loans now compose a significant portion of primary issuance, creating a dearth of new high yield bond supply and a supportive backdrop for existing bonds in the secondary market. After a record amount of fallen angels entered the high yield asset class in 2020, the market is in an upgrade cycle as the number of issuers to receive credit rating upgrades has exceeded downgrades for several consecutive quarters. Companies exiting the high yield space due to upgrades to investment-grade status has also accelerated in 2021, which creates another supply/demand tailwind for the asset class.

Despite the broadly supportive backdrop, we continue to struggle with historically expensive valuations and are actively monitoring the fluid and extremely complex situation in Ukraine. High yield credit spreads have been largely rangebound for several months, and we expect the majority of total return in the year ahead to come from interest payments rather than capital appreciation. The portfolio has a higher average coupon compared with the benchmark and is less sensitive to interest rate changes due to our leveraged loan holdings. We believe these characteristics could continue to add value as central banks are expected to initiate rate hikes in 2022.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered to be speculative investments. Bank loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

BENCHMARK INFORMATION

Note: FTSE is a trade mark of the LSE Group and is used by FTSE International Limited (“FTSE”) under license. “NAREIT” is a trade mark of the Nareit. All rights in the FTSE All BB/B-Rated High-Yield Market Index (the “Index”) vest in FTSE and Nareit. Neither FTSE, nor the LSE Group, nor Nareit accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the FTSE or Nareit is permitted without the relevant FTSE’s express written consent. FTSE, the LSE Group, and Nareit do not promote, sponsor or endorse the content of this communication.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

February 28, 2022

(Amounts in 000s)

SWAPS (0.0)%

Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)**	Unrealized $ Gain/(Loss)
BILATERAL SWAPS 0.0%				
Credit Default Swaps, Protection Sold 0.0%				
Barclays Bank, Protection Sold (Relevant Credit: Royal Caribbean Cruises, B2*), Receive 5.00% Quarterly, Pay upon credit default, 12/20/23	25	1	(1)	2
Citibank, Protection Sold (Relevant Credit: Royal Caribbean Cruises, B2*), Receive 5.00% Quarterly, Pay upon credit default, 12/20/23	25	1	—	1
Total Bilateral Credit Default Swaps, Protection Sold			(1)	3
Total Bilateral Swaps			(1)	3

Description	Notional Amount	$ Value	Initial $ Value	Unrealized $ Gain/(Loss)
CENTRALLY CLEARED SWAPS (0.0)%				
Credit Default Swaps, Protection Sold (0.0)%				
Protection Sold (Relevant Credit: American Airlines Group, Caa1*), Receive 5.00% Quarterly, Pay upon credit default, 6/20/23	11	—	—	—
Protection Sold (Relevant Credit: CHS, Caa2*), Receive 5.00% Quarterly, Pay upon credit default, 12/20/26	34	(3)	(1)	(2)
Total Centrally Cleared Credit Default Swaps, Protection Sold				(2)
Total Centrally Cleared Swaps				(2)
Net payments (receipts) of variation margin to date				2
Variation margin receivable (payable) on centrally cleared swaps			$	—

* Credit ratings as of February 28, 2022. Ratings shown are from Moody's Investors Service and if Moody's does not rate a security, then Standard & Poor's (S&P) is used. Fitch is used for securities that are not rated by either Moody's or S&P.

** Includes interest purchased or sold but not yet collected of less than $1.

The accompanying notes are an integral part of these financial statements.

February 28, 2022

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Multi-Sector Account Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The High Yield Multi-Sector Account Portfolio (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high current income and, secondarily, capital appreciation. The fund is available for investment only to institutional accounts managed by T. Rowe Price Associates, Inc., and is not available for direct purchase by members of the public.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and exchange-traded options on futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 28, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended February 28, 2022, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of February 28, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended February 28, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of February 28, 2022, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of February 28, 2022, securities valued at $35,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended February 28, 2022, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 4% of net assets.

Options The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and credit ratings; and, for options written, the potential for losses to exceed any premium received by the fund. During the year ended February 28, 2022, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 4% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of February 28, 2022, the notional amount of protection sold by the fund totaled $95,000 (0.6% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended February 28, 2022, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $14,963,000 and $30,330,000, respectively, for the year ended February 28, 2022.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to differences between book/tax amortization policies.

Distributions during the years ended February 28, 2022 and February 28, 2021, totaled $1,868,000 and $1,725,000, respectively, and were characterized as ordinary income for tax purposes. At February 28, 2022, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and certain derivative contracts and the recognition of market discount and premium amortization for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended February 28, 2022, the fund utilized $206,000 of capital loss carryforwards. Further, a portion of the fund’s available capital loss carryforwards are subject to certain limitations on amount or timing of use related to an ownership change.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for no investment management fee; however, the manager will earn fees from managing the institutional accounts invested in the fund. Further, the manager will be required to bear all expenses of the fund, including custody expense in excess of a specified custody fee limitation but excluding interest and borrowing-related charges; taxes; brokerage fees and commissions (including dealer markups and spreads), transfer taxes, and other charges incident to the purchase, sale, or lending of the fund’s portfolio securities and other holdings; and other non-recurring expenses permitted by the investment management agreement. The agreement provides that the fund will bear custody expense up to the custody fee limitation, equal to 0.01% of the fund’s average daily net assets. Expenses of the fund paid by the manager are not subject to later repayment by the fund.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of February 28, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 385,948 shares of the fund, representing 21% of the fund’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended February 28, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russia’s central bank closed the country’s stock market on February 28, 2022, and Russian-related stocks and debt have since suffered significant declines in value. The duration of the coronavirus outbreak and the Russian-Ukraine conflict, and their effects on the financial markets, cannot be determined with certainty. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Multi-Sector Account Portfolios, Inc.
and Shareholders of T. Rowe Price High Yield Multi-Sector Account Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price High Yield Multi-Sector Account Portfolio (one of the portfolios constituting T. Rowe Price Multi-Sector Account Portfolios, Inc., referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

April 19, 2022

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/22

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $38,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $38,000 of the fund’s income qualifies for the dividends-received deduction.

For nonresident alien shareholders, $1,501,000 of income dividends are interest-related dividends.

For shareholders subject to interest expense deduction limitation under Section 163(j), $1,866,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

ABOUT THE PORTFOLIO’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent (i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act) of the Price Funds, T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [204]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2013 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Kellye L. Walker(c) (1966) 2021 [204]	Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HIl) (January 2015 to March 2020); Director, Lincoln Electric Company (October 2020 to present)

(a)All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, nonexecutive chair of the Board and director of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective November 8, 2021, Ms. Walker was appointed as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2019 [0]	Director and Vice President, T. Rowe Price; Chief Executive Officer and President, T. Rowe Price Group, Inc.; Director, Price Investment Management; Vice President, T. Rowe Price Trust Company

Eric L. Veiel, CFA (1972) 2022 [204]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

(a) All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Multi-Sector Account Portfolios	Principal Occupation(s)

Mariel Abreu (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Scott E. Ackerman (1987) Vice President	Assistant Vice President, T. Rowe Price

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Anil K. Andhavarapu (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephen L. Bartolini, CFA (1977) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Steven E. Boothe, CFA (1977) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Brian J. Brennan, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Christopher P. Brown, Jr., CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shiu Tak Chan (1981) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Michael J. Conelius, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael P. Daley (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ramon R. de Castro (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen M. Finamore, CFA (1976) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Aaron Gifford, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Michael J. Grogan, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shaoyu Guo (1992) Vice President	Vice President, Price Hong Kong; formerly, Economist, J.P. Morgan (to 2020)

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Keir R. Joyce, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Michael Lambe, CFA (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Alan D. Levenson, Ph.D. (1958) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul M. Massaro, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael J. McGonigle (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ivan Morozov, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Samy B. Muaddi, CFA (1984) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Razan Nasser (1985) Vice President	Vice President, T. Rowe Price Group, Inc. and Price International; formerly, Senior Economist, HSBC Bank Middle East Ltd (to 2019)

Ka Yi Claire Ng (1984) Assistant Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alexander S. Obaza (1981) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Kenneth A. Orchard (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Miso Park, CFA (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mary Ann Picciotto, CPA (1973) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Head of Compliance, Invesco (to 2019)

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Rodney M. Rayburn, CFA (1970) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Theodore E. Robson, CFA (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian A. Rubin, CPA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Jeanny Silva (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Robert D. Thomas (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Siby Thomas (1979) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael J. Trivino (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Wesley R. Trowbridge (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Willem Visser (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Lauren T. Wagandt (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

Bineesha Wickremarachchi, CFA (1980) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Rebecca Willey (1987) Vice President	Vice President, T. Rowe Price

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,749,000 and $3,315,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Multi-Sector Account Portfolios, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 19, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	April 19, 2022